SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )    Preliminary Proxy Statement
( )    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
(X)    Definitive Proxy Statement
( )    Definitive Additional Materials
( )    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WILSON BROTHERS USA, INC.
                         -------------------------
             (Name of Registrant as Specified In Its Charter)

                              Not Applicable
                              --------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)    No fee required.
( )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

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      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
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      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

( )   Fee paid previously with preliminary materials.

( )   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
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(4)  Date Filed:

                        WILSON BROTHERS USA, INC.

                       125 King Street, Suite 204
                          Charleston, SC 29401

  --------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             June 12, 2001

  --------------------------------------------------------------------

     You are cordially invited to attend the Annual Meeting of Shareholders of Wilson Brothers USA, Inc., which will be held on Tuesday, June 12, 2001 at 9:00 a.m., local time, at 155 East Bay Street,
Charleston, SC 29401, for the following purposes:

            (1) To elect the persons listed in the accompanying Proxy Statement dated May 15, 2001 (the "Proxy Statement") to the Board of Directors of Wilson Brothers USA, Inc.; and

            (2)  To amend and restate Wilson Brothers USA, Inc.'s
Articles of Incorporation as described in the accompanying Proxy
Statement; and

            (3) To ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for Wilson Brothers USA, Inc. and its subsidiaries for the fiscal year ending December 31, 2001; and

            (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              By Order of the Board of Directors

                              Frank J. Zanin, Jr.
                              Chief Executive Officer and
                              Chief Financial Officer

May 15, 2001







                         WILSON BROTHERS USA, INC.

                       125 King Street, Suite 204
                          Charleston, SC 29401


                             PROXY STATEMENT


     This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report are being furnished to shareholders on or about May 15, 2001 by the Board of Directors of Wilson Brothers USA, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 155 East Bay Street, Charleston, SC 29401 on Tuesday, June 12, 2001 at 9:00 a.m., local time, and at all adjournments thereof. The Company will pay all expenses incurred in connection with this solicitation. In addition to solicitation by mail, certain of the Company's officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company has also retained American Stock Transfer and Trust Company to aid in the search for shareholders and delivery of proxy materials.


                             ANNUAL MEETING

Purposes of the Annual Meeting

     The principal purposes of the Annual Meeting are: (1) to elect three nominees to the Company's Board of Directors, (2) to amend and restate the Company's Articles of Incorporation as more fully described below, (3) to ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the fiscal year ending December 31, 2001 and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxy holders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

Proxies

     The person giving it at any time before it is exercised may revoke any proxy given pursuant to this solicitation. Proxies may be revoked by:

          filing a written notice of revocation with the Company's corporate secretary;

          duly executing a subsequent proxy and filing it with the Company's corporate secretary before the revoked proxy is exercised; or

          attending the Annual Meeting and voting in person.

                                     2
     If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

     The Board of Directors has fixed the close of business on May 14, 2001 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on May 14, 2001, the Company had 9,919,854 shares of Common Stock outstanding. The holders of the Company's Common Stock, or their proxies, are entitled to one vote per share.

Voting Rights

     All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting.

     Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by the proxies they receive to elect the three nominees named in Item 1 of the proxy card. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than three nominees, if in the judgment of the proxy holder, such action is necessary or desirable.

     Where a shareholder has specified a choice for or against the amendment to the Company's Articles of Incorporation or ratification of the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's auditors, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted as specified. Where no choice has been specified, the proxy will be voted FOR the amendment to the Company's Articles of Incorporation and FOR the ratification of the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's auditors.














                                     3
     SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 31, 2001 regarding shares of the Company's Common Stock beneficially owned by
(i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table on page 9 of this Proxy Statement and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. Fractional share amounts are rounded off to the nearest whole number.

Name and Address (1)           Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
John H. Sanford               5,265,010                53.08%
Frank J. Zanin, Jr.              40,000                  *
Brett R. Smith                   75,455                  *
All Directors and             5,380,465                54.24%
Executive Officers
(three persons) (2)
-----------------------
(1) Unless otherwise indicated, the address for the beneficial owner is c/o Wilson Brothers USA, Inc., 125 King Street, Suite 204,
Charleston SC 29401.
(2)  Includes shares owned by Mr. John H. Sanford, Mr. Zanin and Mr.
Smith.
  *   Less than one percent.

     The following table sets forth certain information as of March 31, 2001 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (other than directors and executive officers shown in the preceding table).

Name and Address (1)           Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
Walter P. Carucci
14 Vanderventer Avenue (1)
New York, NY 11050            1,498,267                15.10%

Carucci Family Partners
One Penn Plaza, Suite 4720
New York, NY 10119-0002 (2)     724,968                 7.31%

Marshall C. Sanford, Jr.
1725 Atlantic Avenue,
Sullivans Island, SC 29482      716,814                 7.23%
---------------------
(1) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2001. Includes 724,968 shares owned by Carucci Family Partners, a partnership in which Mr. Carucci is the general partner. Mr. Carucci disclaims beneficial ownership of the shares owned by Carucci Family Partners.

                                     4
(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2001.


                  PROPOSAL ONE:  ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is set forth below.



Name                      Position With Company        Age       Director
----------------          ---------------------        ---       --------

Frank J. Zanin, Jr. (1)   Chief Executive Officer,      34         1997
                          Chief Financial Officer
                          and Director
John H. Sanford           President and Director        36         1995
Brett R. Smith (1)        Director                      36         1997
------------------
(1)   Member of the Audit Committee

     Frank J. Zanin, Jr. has been a director since April 24, 1997 and employed by the Company as Chief Executive Officer and Chief Financial Officer since March 1, 2000 and June 30, 1999, respectively. Mr. Zanin served as a Financial Analyst for Roper Health Systems, Inc. between November 1993 and January 1999. Mr. Zanin earned his M.B.A. from the College of William and Mary in 1991 and is a certified public accountant.

     John H. Sanford has been President of the Company since 1996 and a member of the Board of Directors since April 1995. Since January 1, 2001, Mr. Sanford has been the Chief Executive Officer of Bargain Builder.com, Inc. Between March 7, 1994 and June 30, 1999, Mr. Sanford also served as the Company's Chief Financial Officer. He also became Secretary of the Company and a director in April 1995. Between 1993 and 1999 Mr. Sanford was an equity trader for Carr Securities, Inc., a New York brokerage firm. Mr. Sanford earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

     Brett R. Smith has been a director since April 17, 1997. In 1993 he co-founded and has been a principal of Counter Culture Coffee in Durham, North Carolina. Mr. Smith earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

     The number constituting the Company's Board of Directors must be at least three, but not more than 21. The number of directors within this variable range may be fixed or changed from time to time by the Company's Board of Directors. The Company's Board of Directors has set the number of directors at three.

     The members of the Company's Board of Directors are elected by the Company's shareholders to serve one-year terms. All directors and executive officers hold office until the next Annual Meeting or until their successors are elected and qualified. The Company's Board of

                                     5
Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxy holders to vote for the election of such other person or persons as the proxy holders determine in their discretion; but in no circumstance will the proxy be voted for more than three nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     All shareholders have cumulative voting rights in the election of directors. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting. Pursuant to Illinois law, the three candidates that receive the highest number of votes as directors will be elected as directors of the Company. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining which nominees received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Director Compensation

     In October 2000, the Company compensated its directors for services rendered between 1997 and 2000 by issuing shares of its Common Stock pursuant to the Company's 2000 Stock Plan. Mr. Smith and Mr. Zanin received 30,000 and 40,000, respectively, shares of the Company's Common Stock, which was then valued at $0.25 per share. The Company reimburses each director for out-of-pocket expenses incurred in connection with the rendering of services as a director.

Board of Directors' Meetings

     Our Board of Directors met two times during 2000. The Board has established an Audit Committee to review the results and scope of the audit and other services provided by the Company's independent public accountants and also recommends to the Board the appointment of independent public accountants. Directors Zanin and Smith are members of the Audit Committee. The Audit Committee did not meet in 2000 but met once in 2001 with respect to its review of the audited financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Company has no standing nominating or compensation committees, or committees performing similar functions. The Board of Directors as a whole has performed those functions. Each director attended all Board meetings (held during the period for which the director was in office).




                                     6
Non-Director Officers

     Set forth below is certain information with respect to each person who is an officer but not a director of the Company.

Name                 Age            Position with the Company
--------------       ---            -------------------------
Michael Hicks        33             President, Numo Manufacturing
                                    Acquisitions, Inc., a wholly-
                                    owned subsidiary of the Company
                                   ("Numo")

David Weimer         44             President, Houze Glass Corporation, a
                                    wholly-owned subsidiary of the
                                    Company ("Houze")

Michael Hicks has been President of Numo since January 01, 2000 and employed as Vice President of Sales and Marketing of Numo and Houze since 1997. Prior to that he was Vice President of Sales and Marketing of Custom Printing, Inc. Mr. Hicks earned his B.B.A. from Texas A&M
University in 1986.

David Weimer has been President of Houze since January 2000. Prior to that Mr. Weimer was General Manager and Controller of Houze since 1997. Prior to 1997 Mr. Weimer held several positions of increasing responsibility to include: Cost Accountant, Manufacturing Service
Manager, Credit Manager and Director of Operations. Mr. Weimer has been employed with Houze since 1986.

                          AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors overseeing the Company's financial reporting process. The Company's Audit Committee is composed of Frank J. Zanin, Jr. and Brett R. Smith and it operates pursuant to a Charter, adopted by the Board as of June 14, 2000, a copy of which is attached to this Proxy Statement as Appendix A.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit, and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.
                                     7
     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not experts with respect to auditor independence. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.
                              AUDIT COMMITTEE

                             Frank J. Zanin, Jr.
                               Brett R. Smith




















                                     8
                           EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the Company's Chief Executive Officer and the executive officers and additional employees whose total salary and bonus exceeded $100,000 individually during the years ended December 31, 2000, 1999 and 1998.

Summary Compensation Table

                                          Annual           Long Term
Name                          Year     Compensation       Compensation
-------------------          ------  ----------------   ---------------
                                                                    All
                                                      Securities   Other
                                                      Underlying  Compen-
                                      Salary   Bonus    Options   sation
                                     --------  ------- ---------   -----

Frank J. Zanin, Jr.            2000   $65,000     -        -   $10,000(2)
Chief Executive Officer (1)    1999   $28,000 (3) -        -         -

John H. Sanford                2000   $65,000     -        -    $5,000(2)
President and Director         1999   $80,000     -        -         -
                               1998   $55,000     -        -         -

Michael Hicks                  2000   $87,000  $50,000     -   $18,750(2)
President Numo                 1999   $71,000  $18,000     -         -
                               1998   $57,000      -       -         -
-------------------
(1) Includes information from June 1999 when Mr. Frank J. Zanin, Jr., joined the Company as the Company's Chief Financial Officer. Effective as of March 1, 2000, the Board of Directors appointed Mr. Zanin as Chief Executive Officer replacing John H. Sanford.

(2) Perquisites and other personal benefits received did not exceed the lessor of $50,000 or 10% of salary and bonus compensation for the named executive officer.

(3)   On October 20, 2000, the Company granted 20,000, 40,000 and 75,000 shares of its Common Stock valued at $0.25/share on the date of grant to Mr. Sanford, Mr. Zanin and Mr. Hicks, respectively, pursuant to the 2000 Stock Plan as compensation for their services.

Option Grants in Last Fiscal Year

     The Company did not grant any options to any of the Company's employees or directors during the year ended December 31, 2000.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     None of the Company's executive officers held options to purchase Common Stock during the year ended December 31, 2000.


                                     9

Employment Agreements

No employment agreements were in effect during the year ended December 31, 2000 between the Company and its executive officers.

Certain Transactions

     The Company and other parties, including Brett R. Smith, a member of the Company's Board of Directors, formed BargainBuilders.com on October 29, 1999 to sell surplus building supplies on the Internet. The Company exchanged its 90% interest in BBP, Inc. and assumed $152,000 in liabilities from BBP, Inc. for 407 shares of BB.com, approximately a 41% interest in BB.com. The Company's percentage ownership in BB.com is presently approximately 22%.

     On December 6, 1999, the Company and the holders of the Convertible Note and the Accounts Receivable entered into a plan for conversion of the Convertible Notes and Accounts Receivable into 5,800,000 shares of the Company's Common Stock. Mr. Sanford, Mr. Carucci, Carucci Family Partners and Mr. Sanford's brother, Mr. Marshall C. Sanford, Jr., received 3,433,541, 773,299, 724,968 and 580,000 shares of the Company's
Common Stock, respectively, as a result of this plan.

     On February 24, 2000, the Company borrowed $130,000 from Mrs. Margaret S. Peyton, Mr. Sanford's mother, in order to purchase equipment for Numo. The loan was for a term of one year with interest at 8% per annum and was repaid in full on November 28, 2000. In addition, the Company issued Mrs. Peyton warrants to purchase 7,500 shares of Common Stock of the Company for $0.25 per share. The Board of Directors approved the loan and the issuance of the warrant.

     From time to time the Company made short-term borrowings from Combahee Partners, L.P., a limited partnership of which Mr. John Sanford is the general partner. The Company borrowed approximately $138,000 during 1997 and 1998 in the aggregate and repaid this amount in full with interest at a rate of 8% during 1999.

     On September 20, 2000, Blind John, LLC, of which John Sanford is approximately a 3% owner, sold its 273,631 shares of the Company's Common Stock to its members as follows: John Sanford, William Sanford, Marshall Sanford and Margaret S. Sanford, 68,408, 68,408, 68,407 and 68,408 shares, respectively.

     In January and February of 2001, the Company sold 341,183 shares at $1.10 per share in order to partially finance its investment in Employment Solutions, LLC. Brett R. Smith, Director of the Company, purchased 45,455 of the 341,183 shares of Common Stock sold.

     On March 1, 2001, the Company secured a $300,000 line of credit from members of Mr. Sanford's family to provide working capital for Numo. The annual interest rate on the line is 11% and the line of credit has an eight-month term. The Company will pay a $12,500 origination fee upon maturity of the line of credit. The line of credit is secured by Mr. Sanford's personal assets.

                                    10

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock (the "Company Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on the Company's review of the report forms that were filed, the Company believes that during 2000 all of the Section 16(a) filing requirements applicable to the Company Reporting Persons during 2000 were fulfilled in a timely manner, except that Frank J. Zanin, Jr. and Brett R. Smith reported late to the Securities and Exchange Commission their initial statement of beneficial ownership of securities on Form 3. In addition, the following acquisitions or dispositions of the Company's Common Stock were reported late to the Securities and Exchange Commission on Form 5:
Frank J. Zanin, Jr. one acquisition transaction; Brett R. Smith one acquisition transaction; John H. Sanford five acquisition transactions and one disposition transaction; and Walter P. Carucci two acquisition transactions. After investigating these matters, the Company has concluded that any omissions were inadvertent, and that none of the transactions gave rise to liability under Section 16(b) of the Exchange Act for recapture of short-swing profits.

                         PROPOSALS TWO - SIX:

General

     The Company has not restated its Articles of Incorporation with the Illinois Secretary of State since its initial date of incorporation in 1897. As a result, the provisions governing its operations are located throughout a series of amendments to the Company's current Articles of Incorporation, which have been filed over the past 103 years. Upon the recommendation of management, the Company's Board of Directors has determined it to be in the Company's best interest to consolidate the existing provisions of the Company's current Articles of Incorporation into one single document to be filed with the Illinois Secretary of
State, and in the process of such consolidation, to (i) make certain changes to the Company's authorized capitalization in order to provide the Company greater flexibility to issue stock for a variety of proper corporate purposes as the Board of Directors may deem advisable (see Proposal Two below, the "Authorized Stock Amendment"), (ii) broaden the corporate purposes of the Company in order to provide the Company greater opportunity to expand its existing business and add new businesses in the future as the Board of Directors may deem advisable (see Proposal Three below, the "Corporate Purpose Amendment"), (iii) amend the provision governing the number of directors constituting the Board of Directors
(see Proposal Four below, the "Board of Directors Size Amendment"), (iv) add certain provisions consistent with the Illinois Business Corporation Act of 1983, as amended (the "BCA"),to limit the personal liability of the Company's officers and Board of Directors to the fullest extent permitted under Illinois law and indemnify the Company's officers and Board of Directors to the fullest extent permitted under Illinois law (see Proposal Five below, the "Limited Liability and Indemnification Amendment") and
(v) update certain governing provisions of the Company's Articles of Incorporation to be consistent with the BCA (see Proposal Six below, the "Other Amendments").
                                    11
     As a result, on May 14, 2001, the Company's Board of Directors unanimously adopted resolutions approving the adoption of the Amended and Restated Articles of Incorporation of the Company, containing the amendments summarized above and described below, in the form attached hereto as Appendix B (the "Restatement") and directed that the Restatement be submitted to a vote of the shareholders at the Annual Meeting. Upon the approval of any or all of the amendments described in Proposals Two through Six by the shareholders, the Company will file Amended and Restated Articles of Incorporation with the Illinois
Secretary of State reflecting the approved amendments, which will become effective on the date the Amended and Restated Articles of Incorporation are accepted for filing by the Illinois Secretary of State.

       Proposal Two: Approval of the Authorized Stock Amendment

     Article V of the Restatement amends and restates the Company's current Articles of Incorporation (i) as permitted pursuant to Section 5/10.05 of the BCA, to increase the authorized shares of Common Stock of the Company from 10,000,000 shares to 30,000,000 shares, (ii) as permitted pursuant to
Section 5/10.05 of the BCA, to change the par value of the Company's authorized Common Stock and Preferred Stock from $1.00 per share to $0.01 per share, (iii) consistent with Section 5/6/25 of the BCA to permit the Company to issue shares of its capital stock for consideration less than its par value, and (iv) as permitted pursuant to Section 5/6.10 of the BCA, to authorize the Board of Directors to provide for the issuance of Preferred Stock with such designations, preferences, voting powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Board of Directors may provide for. The Authorized Stock Amendment does not, however, remove or in any way amend the cumulative voting rights applicable to the election of directors.

     The Company's Articles of Incorporation presently authorize the issuance of up to 10,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, each at $1.00 par value per share. No shares of Preferred Stock are issued and outstanding. As of May 14, 2001, approximately 9,919,854 of the Company's currently authorized Common
Stock were issued and outstanding and 1,000 shares are reserved for future issuance pursuant to the 2000 Stock Plan. In February and March 2001, the Company issued certain promissory notes to investors for an aggregate amount of $100,000, which proceeds were used by the Company to acquire a minority interest in a business. The principal and interest accrued on these promissory notes is convertible into shares of Common Stock at a conversion price of $1.10 per share. As of May 14, 2001 the outstanding promissory notes were convertible into 90,909 shares of Common Stock.

     The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock to make additional shares available for issuance and to implement the Authorized Stock Amendment to meet the Company's future business needs. With the exception of the conversion of the outstanding promissory notes into shares of Common Stock, the Company's management has no present arrangement, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized by the

                                    12
amendment. The Board of Directors believes the availability of such shares and the changes implemented by the Authorized Stock Amendment will benefit the Company by providing flexibility to issue stock for a variety of other proper corporate purposes as the Board of Directors may deem advisable without further action by the Company's shareholders, except as may be required by law or regulation. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions and other bona fide corporate purposes. If any of these situations arise, the issuance of additional shares of stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company. Holders of the Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of stock of the Company in order to maintain their proportionate ownership interest.

     Although an increase in the authorized shares of Common Stock as provided by the Authorized Stock Amendment could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the Authorized Stock Amendment is not in response to any effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, management is not aware of any actions taken by any person or group to obtain control of the Company. In addition, the Authorized Stock Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

     If the Authorized Stock Amendment is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the shareholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate interest in the Company of each shareholder.

     The Board of Directors believes that failure to authorize the increase in available shares and to approve the Authorized Stock Amendment in general will have a negative impact on the Company's ability to raise additional capital necessary to finance the continued and anticipated operations of the Company.

     Assuming the presence of a quorum, the approval of the Authorized Stock Amendment requires the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on the Authorized Stock Amendment.
For purposes of this matter, abstentions and shares held in street name that are not voted "For" the Authorized Stock Amendment will have the effect of negative votes.
                                    13
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AUTHORIZED STOCK AMENDMENT.

       Proposal Three: Approval of the Corporate Purpose Amendment

     Article IV of the Restatement amends and restates the Company's current Articles of Incorporation, consistent with the BCA, to provide that the Company is organized to carry on and to engage in any lawful act or activity for which corporations may be organized under the BCA.

     The Company's current Articles of Incorporation provide that the Company may (i) import, manufacture and wholesale deal in men's furnishing goods, (ii) manufacture, buy, sell and deal in and with clothing and wearing apparel, (iii) manufacture, buy, sell and deal in goods, wares, merchandise, and personal property and (iv) acquire, own, use, convey and otherwise deal in real estate. Article IV of the Restatement broadens the corporate purpose of the Company to include all lawful acts and activities for which corporations may be organized under the BCA. The Board of Directors believes that the Corporate Purpose Amendment will benefit the Company by providing the ability and flexibility to expand the Company's existing business and add new businesses in the future, as the Board of Directors may deem advisable.

     Assuming the presence of a quorum, the approval of the Corporate Purpose Amendment requires the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on the Corporate Purpose Amendment. For purposes of this matter, abstentions and shares held in street name that are not voted "For" the Corporate Purpose Amendment will have the effect of negative votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE CORPORATE PURPOSE AMENDMENT.

   Proposal Four: Approval of the Board of Directors Size Amendment

     Article VI of the Restatement amends and restates the Company's current Articles of Incorporation, consistent with Section 5/8.10 of the BCA, to provide that the number of directors to serve on the Company's Board of Directors shall be fixed in the manner provided by the Bylaws of the Company.

     The Company's current Articles of Incorporation provide that the number of directors serving on the Board of Directors shall be seven.
The Company's Bylaws provide that the size of the Corporation's Board of Directors shall be no less than three and no greater than 21 and may be fixed by the Board of Directors from time to time. The Board of Directors believes that it is in the Company's best interests to make its Articles of Incorporation and Bylaws consistent with one another. Article VI of the Restatement provides the Company greater ease in decreasing or expanding the size of its Board of Directors and is consistent with provisions of Illinois law.

     Assuming the presence of a quorum, the approval of the Board of Directors Size Amendment requires the affirmative vote of at least two-thirds of the
                                    14
votes of the shares entitled to vote on the Board of Directors Size Amendment. For purposes of this matter, abstentions and shares held in street name that are not voted "For" the Board of Directors Size Amendment will have the effect of negative votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE BOARD OF DIRECTORS SIZE AMENDMENT.

Proposal Five: Approval of the Limited Liability and Indemnification
                            Amendment

     Articles XI and XII of the Restatement add certain provisions to the Company's current Articles of Incorporation, consistent with Section
5/8.75 of the BCA, that limit the personal liability of the Company's officers and Board of Directors to the fullest extent permitted under Illinois law and provisions indemnifying the Company's officers and directors to the fullest extent permitted under Illinois law. These provisions are additions to the Company's current Articles of Incorporation and do not delete, amend or alter existing provisions of the Company's current Articles of Incorporation.

     Provisions similar to those provided for in the Limited Liability and Indemnification Amendment are commonly included in the articles of incorporation of corporations incorporated in Illinois as the risks of office as a officer or director have increased with the coverage and complexity of laws and other rules regulating corporate activity. By providing its officers and directors the protection allowed under the BCA, the Company can continue its policy of encouraging capable and responsible people to serve by allowing them reasonable protection against risks.

     Assuming the presence of a quorum, the approval of the Limited Liability and Indemnification Amendment requires the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on the Limited Liability and Indemnification Amendment. For purposes of this matter, abstentions and shares held in street name that are not voted "For" the Limited Liability and Indemnification Amendment will have the effect of negative votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE LIMITED LIABILITY AND INDEMNIFICATION AMENDMENT.

               Proposal Six: Approval of the Other Amendments

     Articles VII, VIII, IX and X of the Restatement add certain provisions to the Company's current Articles of Incorporation that are consistent with BCA provisions. These provisions include: (i) consistent with Section 5/10.20 of the BCA, a statement that amendments to the Articles of Incorporation of the Company must be approved by the holders of two-thirds of the total voting power of all of the outstanding shares entitled to vote in the election of the Board of Directors of the Company (see Article VII of the Restatement); (ii) consistent with Section 5/2.25 of the BCA, a statement that the Board of Directors is expressly authorized and empowered to make, alter, amend and repeal the Bylaws of the Company in any respect
                                    15
not inconsistent with the laws of Illinois or the Restatement (see Article VIII of the Restatement); (iii) consistent with the BCA, a statement that the books and records of the Company may be kept at such place within or without the State of Illinois as provided in the Bylaws of the Company or as designated from time to time by the Board of Directors of the Company (see Article IX of the Restatement); and (iv) consistent with the BCA, a statement that the directors need not be elected by written ballot (see
Article X of the Restatement). These provisions are additions to the Company's current Articles of Incorporation and do not delete, amend or alter existing provisions of the Company's current Articles of Incorporation.

     Assuming the presence of a quorum, the approval of the Other Amendments requires the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on the Other Amendments. For purposes of this matter, abstentions and shares held in street name that are not voted "For" the Other Amendments will have the effect of negative votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE OTHER AMENDMENTS.

   PROPOSAL SEVEN: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
                           ACCOUNTANTS

     In 2000, the Board of Directors approved the engagement of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the year ended December 31, 2000, to replace Arthur Andersen LLP. Effective September 28, 2000, the Company dismissed Arthur Andersen LLP. A copy of the Company's dismissal letter to Arthur Andersen LLP dated September 28, 2000 is filed as Exhibit 1.1 to the Company's Form 8-K filed October 4, 2000.

     The reports of Arthur Andersen LLP on the financial statements for the fiscal years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principle. However, their reports for such years were modified as to uncertainty that the Company will continue as a going concern.

     In connection with its audits for the fiscal years ended December 31, 1996 and 1997, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. Arthur Andersen LLP affirmed these statement in a letter addressed to the SEC dated October 2, 2000, and filed as
Exhibit 1.2 to the Company's Form 8-K filed October 4, 2000. During the two years ended December 31, 1996 and 1997, the Company has not consulted with Pratt-Thomas, Gumb & Co., P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that Pratt-Thomas, Gumb & Co., P.A. concluded was an important factor considered by the

                                    16
registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that item is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Pratt-Thomas, Gumb & Co., P.A., following its engagement in 2000, audited the financial statements of the Company for the two years ended December 31, 1998 and 1999.

     Based on the recommendation of the Audit Committee, the Board of Directors has appointed Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for fiscal year 2001. Although shareholder approval is not required, the Company desires to obtain from the shareholders an indication of their approval or disapproval of the Board's action in appointing Pratt-Thomas, Gumb & Co., P.A. as the independent public accountants of the Company and its subsidiaries. If the shareholders do not ratify this appointment, the Audit Committee and the Board of Directors will reconsider such appointment. The proxy will be voted as specified, and if no specification is made, the proxy will be cast "FOR" this proposal.

     A representative of Pratt-Thomas, Gumb & Co., P.A. will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

                   Fiscal 2000 Audit Firm Fee Summary

     During fiscal year 2000, the Company retained its independent auditor, Pratt-Thomas, Gumb & Co., P.A., to provide services in the following categories and amounts:

            Audit Fees                                       $ 42,000
            Financial Information Systems Design
                and Implementation Fees                     $       0
            All Other Fees                                  $   9,000

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRATT-THOMAS, GUMB & CO., P.A. FOR FISCAL YEAR 2001.

                 SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                  2002 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company no later than January 15, 2002, which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

     If a shareholder wishes to present a proposal at the Company's Annual Meeting in the year 2002 and the proposal is not intended to be

                                    17
included in the Company's Proxy Statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company's Bylaws (the "Bylaw Deadline"), as described below in the section entitled "Other Matters." If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2002 Annual Meeting is March 31, 2002 (45 calendar days prior to the anniversary of the mailing date of this Proxy Statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2002 Annual Meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2002 Annual Meeting, and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals properly presented to the Company prior to the Bylaw Deadline for this year's Annual Meeting.


                             MISCELLANEOUS

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, which includes financial statements audited and reported upon by the Company's independent public accountants, is being mailed along with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 will be furnished without charge to any shareholder upon written request directed to Frank J. Zanin, Jr., Wilson Brothers USA, Inc., 125 King Street, Suite 204, Charleston, SC 29401 ((843) 723-8684).

                            OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Under

                                    18
the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive office of the Company not more than 90 and not less than 50 days before the Annual Meeting. The shareholder's notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and, if such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by such shareholder; (iv) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to propose such business; and (v) any material interest of the shareholder in such business.

     All shareholders are encouraged to sign, date and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

                                        By Order of the Board of Directors
                                        May 15, 2001

                                        Frank J. Zanin, Jr.
                                        Chief Executive Officer and
                                        Chief Financial Officer




























                                    19
                                                               Appendix A

                         WILSON BROTHERS USA, INC.

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                CHARTER

                      (Adopted as of June 14, 2000)


I.  Purpose

	     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practice of the Company and the quality and integrity of the Company's financial reporting. The Audit Committee's primary duties and responsibilities are to:

    Serve as an independent and objective party to monitor the Company's financial reporting process and internal controls regarding finance, accounting, compliance with applicable laws and adherence to the Company's policies regarding the above.

    Appraise the independence and performance of the external auditors.

    Foster the continuous improvement of the Company's financial policies, procedures and practices.

    Encourage an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

II.  Composition

     For so long as the Company falls within the definition of a "Small Business Issuer" pursuant to Item 10 of Regulation S-B, the Audit Committee shall be comprised of two or more directors as determined by the Board, a majority of which, as of the Company's 2001 Annual Meeting of Shareholders, shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall be able to read and understand fundamental financial statements and at least one member of the Audit Committee shall have past employment experience in financial or accounting, professional certification in accounting, or other comparable experience which results in the person's financial sophistication, such as having been a CEO, CFO or other senior officer with financial oversight responsibilities.

     In the event the Company no longer qualifies as a "Small Business Issuer," then the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent

                                    A-1
directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Notwithstanding the above, the Audit Committee may include one non-independent director who is not a current employee of the Company if the Board, in exceptional and limited circumstances, determines that it would be in the best interests of the Company and the shareholders, and the Board discloses the nature of this relationship and the reasons for the determination in its next annual proxy statement after such appointment.

III.  Meetings

     The Audit Committee shall meet on a regular basis and hold special meetings, as circumstances require. The Audit Committee shall meet separately at least annually with management, the director of internal audit and the independent auditors to discuss any matters the Audit Committee or they believe should be discussed privately with the Audit Committee.

IV.  Responsibilities and Duties

     Obtain the full Board's approval of this charter and review, and if necessary, update the Audit Committee's charter at least annually, or more frequently as conditions dictate. Propose any changes to the Board and receive approval of any such changes from the Board.

     Comply with SEC and Nasdaq requirements governing Audit Committee reports for inclusion in the Company's proxy statement.

     Make regular reports to the Board.

     Review the Company's annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, principal accounting officer or management.

     Review the regular internal financial reports prepared by management and any internal auditing department.

     Review performance of independent auditors annually and, where appropriate, replace, or recommend that the Board replace the independent auditors.

     Recommend to the Board the independent auditors to be nominated for the coming year.

     Receive periodic reports from the independent auditors regarding the auditor's independence consistent with Independent Standards Board Standard Number 1, discuss such reports with the auditors, and if so determined by the Audit Committee, recommended that the Board take

                                    A-2
appropriate action to oversee the independence of the independent auditors.

     Obtain from the independent auditors assurance that no illegal acts that would have a direct and material effect on the determination of financial statement amounts have been discovered in the course of the audit which would implicate Section 10A of the Private Securities
Litigation Reform Act of 1995.

     Review and discuss with the independent auditors any matters described in Statement on Auditing Standards No. 61, as modified or supplemented.

     Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include: any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; any changes required in the planned scope of the internal audit; and the internal audit department responsibilities, budget and staffing.

     Review the appointment of the principal accounting officer.

     Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.






















                                    A-3
                                                               Appendix B

             AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                   OF

                       WILSON BROTHERS USA, INC.


                                ARTICLE I
                              Restated Name
                              -------------

     The name of the Corporation is Wilson Brothers USA, Inc. (the "Corporation"). The Corporation was originally incorporated as "Wilson Brothers" on December 30, 1897 and changed its name from "Wilson
Brothers" to "Wilson Brothers USA, Inc." pursuant to Articles of
Amendment filed with the Illinois Secretary of State on August 20, 1997.

                               ARTICLE II
                   Restated Registered Office and Agent
                   ------------------------------------

     The Corporation's registered office in the State of Illinois is located at 208 South La Salle Street, Chicago, Du Page County, Illinois 60604 and CT Corporation System is the Corporation's registered agent at such address.

                               ARTICLE III
                            Restated Duration
                            -----------------

     The duration of the Corporation is perpetual.

                               ARTICLE IV
                       Amended and Restated Purpose
                       ----------------------------

     The purpose for which the Corporation is organized is to carry on and to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act of 1983, as amended.

                               ARTICLE V
                 Amended and Restated Authorized Stock
                 -------------------------------------

     PARAGRAPH 1: The total number of shares which the Corporation is authorized to issue is 35,000,000 which are divided into two classes as follows:

            (a) 5,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"); and



                                    B-1
            (b) 30,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock").

     PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

     SECTION 1. PREFERRED STOCK. The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences, voting powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors, and as are not stated and expressed in these Amended and Restated Articles of Incorporation or any amendment thereto, including, but not limited to, determination of any of the following:

            (a) the distinctive serial designation and the number of shares constituting a series;

            (b) the dividend rate or rates, whether dividends are cumulative (and if so on what terms and conditions), the payment date or dates for dividends and the participating or other special rights, if any, with respect to dividends;

            (c) the voting rights, full or limited, if any, of the shares of the series, which could include the right to elect a specified number of directors in any case if dividends on the series are not paid for in a specified period of time;

            (d) whether the shares of the series are redeemable and, if so, the price or prices at which, and the terms and conditions on which, the shares may be redeemed, which prices, terms and conditions may vary under different conditions and at different redemption dates;

            (e) the amount or amounts, if any, payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to the series;

            (f) whether the shares of the series are entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of the series and the amount of the fund and the manner of its application, including the price or prices at which the shares of the series may be redeemed or purchased through the application of the fund;

            (g) whether the shares are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which the conversion or exchange may be made, and any other terms and conditions of the conversion or exchange; and

                                    B-2
            (h) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the board of directors may deem advisable and as are not inconsistent with the provisions of these Amended and Restated Articles of Incorporation.

            SECTION 2. COMMON STOCK

            A. VOTING RIGHTS. Except as may be otherwise required by law or in these Amended and Restated Articles of Incorporation or any amendment thereto, each holder of Common Stock has one vote in respect of each share of stock held by the holder of record on the books of the Corporation on all matters voted upon by the shareholders.

            B. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of Common Shares are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

            C. LIQUIDATION. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefore in cash, stock or obligations of such other corporation, trust or other entity, or any combination hereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. Neither the merger or consolidation of the Corporation into or with any other corporation or corporations, nor the purchase or redemption of shares of stock of the Corporation of any class, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reorganization or recapitalization of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

            D. MANDATORY REDEMPTION. None of the Common Shares of the Corporation shall be subject to mandatory redemption.

      PARAGRAPH 3. NO PREEMPTIVE RIGHTS. Except for the conversion of Preferred Shares as may be determined by the Board of Directors, no holder of shares of any class of the Corporation shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, or any other securities convertible into or evidencing or accompanied by any right to subscribe for, purchase or acquire shares of stock of any class of the Corporation, whether such shares be hereby or hereafter authorized; all such additional shares may be sold for such consideration, at such time, and to such person or persons as the Board of Directors may from time to time

                                    B-3
determine, subject to the limitations hereinabove set forth.

                                ARTICLE VI
                  Amended and Restated Board of Directors
                  --------------------------------------

     The number of Directors shall be fixed in the manner provided by the Bylaws of the Corporation. The Bylaws may establish a variable range for the size of the Board of Directors by prescribing a minimum and maximum number of directors.

                                ARTICLE VII
                     Amended and Restated Amendments
                     -------------------------------

     In the event the Board of Directors of the Corporation shall, by resolution adopted by a majority of the Directors then in office, recommend to the shareholders the adoption of an amendment to these Amended and Restated Articles of Incorporation, the shareholders of record holding a two-thirds of the total voting power of all then outstanding shares entitled to vote in the election of Directors of the Corporation, voting as a single class (unless otherwise required by law), may so amend these Amended and Restated Articles of Incorporation.


                               ARTICLE VIII
                   Amended and Restated Bylaw Amendments
                   ------------------------------------

     In furtherance and not in limitation of the powers conferred by the laws of Illinois, the Board of Directors is expressly authorized and empowered to make, alter, amend and repeal the Bylaws of the Corporation in any respect not inconsistent with the laws of the State of Illinois or with these Amended and Restated Articles of Incorporation.

                                ARTICLE IX
                  Amended and Restated Books and Records
                  -------------------------------------
     The books of the Corporation may be kept at such place within or without the State of Illinois as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

                                ARTICLE X
                   Amended and Restated Written Ballots
                   -----------------------------------

     Election of Directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                               ARTICLE XI
                 Amended and Restated Personal Liability
                 ---------------------------------------

     A Director of the Corporation shall not be personally liable to the

                                    B-4
Corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its shareholders,
(ii) for the acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section
8.65 of the Illinois Business Corporation Act, as the same exists or hereafter may be amended or (iv) for any transaction from which the Director derived an improper personal benefit.

     If the Illinois Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of Directors, then the liability of the Corporation's Directors shall be eliminated or limited to the full extent authorized by the Illinois Business Corporation Act, as so amended.

     Any repeal or modification of this Article shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

                               ARTICLE XII
                   Amended and Restated Indemnification
                   -----------------------------------

     Each person who is or was a Director or officer of the Corporation and each person who serves or served at the request of the Corporation as a director, officer or partner of another enterprise shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the Illinois Business Corporation Act of 1983, as the same now exists or may be hereafter amended. No amendment to or repeal of this Article shall apply to or have any effect on the rights of any individual referred to in this Article for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

                               ARTICLE XIII
            Amended and Restated Issued and Outstanding Shares
            -------------------------------------------------

     As of the date of adoption of these Amended and Restated Articles of Incorporation, 9,919,854 Common Shares of the Corporation are outstanding and no shares of Preferred Stock are outstanding and the Corporation's paid-in-capital is $14,836,525.















                                    B-5
                      WILSON BROTHERS USA, INC.

            Proxy for 2001 Annual Meeting of Shareholders
               Solicited by the Board of Directors

     The undersigned hereby appoints Frank J. Zanin, Jr. and John H. Sanford and each of them as attorney and proxy of the undersigned, each with the full power of substitution, to represent the undersigned and to vote all of the shares of stock in Wilson Brothers USA, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 155 East Bay Street, Charleston, SC 29401 on Tuesday, June 12, 2001 at 9:00 a.m., Eastern Daylight Savings Time, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment thereof.

     The Board of Directors Recommends a Vote FOR the Proposals Listed
Below.

      1.    Election of Directors

      ( ) FOR all nominees listed below (except as marked to the contrary).

      ( )   WITHHOLD AUTHORITY to vote for all nominees listed below.

            Frank J. Zanin, Jr., John H. Sanford and Brett R. Smith

                 INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

  ----------------------------------------------------------------------

2.	Approve the proposed Authorized Stock Amendment to the
      Articles of Incorporation

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

3.	Approve the proposed Corporate Purpose Amendment to the
      Articles of Incorporation

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

4.	Approve the proposed Board of Directors Size Amendment to the
      Articles of Incorporation

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN






              (Continued and to be signed on the reverse)
                     (Continued from other side)


5.	Approve the proposed Limited Liability and Indemnification
      Amendment to the Articles of Incorporation

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

6.	Approve the proposed Other Amendments to the Articles of
      Incorporation

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

7.	Ratify appointment of Pratt-Thomas, Gumb & Co., P.A. as
      independent public accountants for the Company and its subsidiaries for the fiscal year ending December 31, 2001

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

     By signing the proxy, a shareholder will also be authorizing the proxy holder to vote in his discretion regarding any procedural motions, which may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. The Company has no current plans to adjourn the meeting, but would attempt to do so if the Company believes that adjournment would promote shareholder interests.

     Please sign exactly as your name appears below. When joint tenants hold shares, both should sign.

                                        Date _____________________, 2001
                                        (Be sure to date Proxy)


                                        __________________________________
                                        Signature and title, if applicable


                                        __________________________________
                                        Signature if held jointly

                                        When signing as attorney,
executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.